IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 2021 audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments – Disclosures
, which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Note 1 and Note 5 of the consolidated financial statements.
BMO has established an enterprise IBOR Transition Office (ITO) to coordinate and oversee the transition from IBORs to ARRs, with a focus on managing and mitigating internal risks, while maintaining a positive client experience. The ITO, sponsored and supported by senior management, is responsible for running the enterprise-wide transition program across all lines of business and corporate areas. The ITO has a global mandate to properly prepare BMO for the discontinuation or unavailability of LIBOR and other IBORs.
As part of its mandate, the ITO is tracking client, industry and regulatory engagement, financial contract changes, internal and external communications, technology and operations modifications, introduction of new products, migration of existing clients, and program strategy and governance. In addition, the ITO continues to monitor the development and usage of ARRs across the industry, including the Secured Overnight Financing Rate (SOFR).

Credit and Counterparty Risk
Credit and Counterparty Risk Governance
The objective of the Credit Risk Management Framework is to ensure that all material credit risks to which the enterprise is exposed are identified, measured, managed, monitored and reported. The Risk Review Committee (RRC) has oversight of the management of all material risks that we face at BMO, including the Credit Risk Management Framework. The Credit Risk Management Framework incorporates governing principles that are defined in a series of corporate policies and standards and are applied to specific operating procedures. These policies and standards are reviewed on a regular basis and modified as necessary to keep them current and consistent with our risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of credit exposures are all governed by these credit risk management principles.
Lending officers in the operating groups are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. In some instances, relatively small transactions may be assessed by automated decision-making, or they may be approved by first-line underwriters with appropriate training, independence and oversight. Credit officers in Enterprise Risk Portfolio Management (ERPM) approve larger or higher risk credit transactions and are accountable for providing an objective independent assessment of the lending recommendations and risks assumed by the lending officers. All of these individuals in the first and second lines of defence are subject to a lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits where appropriate, which are reviewed annually or more frequently, as needed. The Board of Directors annually delegates to the CEO discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level appropriate to the size and risk of each transaction, in accordance with an extensive range of corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. Corporate Audit Division reviews and tests management processes and controls and samples credit transactions in order to assess adherence to acceptable lending standards as set out in BMO’s Risk Appetite Statement, as well as compliance with all applicable governing policies, standards and procedures.
For corporate and commercial obligors presenting a higher than normal risk of default, we have in place formal policies that outline the framework for managing such accounts and the specialized groups that manage them. We strive to identify borrowers in financial difficulty early, and every effort is made to bring such accounts back to an acceptable level of risk through the exercise of good business judgment and the implementation of sound and constructive workout solutions. Obligors are managed on a case-by-case
basis, which involves the application of judgment by the specialized groups.
All credit risk exposures are subject to regular monitoring. Performing corporate and commercial accounts are reviewed on a regular basis, no less frequently than annually, with most subject to internal monitoring triggers that, if breached, result in an interim review.
The frequency of review increases in accordance with the likelihood and size of potential credit losses, and deteriorating higher-risk situations are referred to specialized account management groups for closer attention, as appropriate. In addition, regular portfolio and sector reviews are carried out, including stress testing and scenario analysis based on current, emerging or prospective risks, such as the
COVID-19
pandemic. Reporting is provided at least quarterly, and more frequently where appropriate, to RRC and senior management committees in order to keep them informed of credit risk developments in our credit and investment portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports RRC and senior management committees in any related decisions they may make.
Counterparty credit risk (CCR) involves a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are subject to the credit oversight, limit framework and approval process outlined above. However, given the nature of the risk, CCR exposures are monitored under the market risk framework. In order to reduce our exposure to CCR, exposures are often collateralized, and trades may be cleared through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate default risk of any member through the use of margin requirements (both initial and variation) and a default management process, including a default fund and other provisions. Our exposures to CCPs are subject to the same credit risk governance, monitoring and rating framework we apply to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
C
ollateral is used for credit risk mitigation purposes to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For corporate and commercial borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, BMO may enter into legally enforceable netting agreements for on-balance
sheet credit exposures, when possible. In the securities financing transaction business (including repurchase agreements and securities lending), we take eligible financial collateral that we control and can readily liquidate.
Collateral for BMO’s derivatives trading counterparty exposures primarily comprises cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation.
W
ith limited exceptions, we utilize the International Swaps and Derivatives Association Inc. Master Agreement, frequently with a Credit Support Annex, to document our collateralized trading relationships with counterparties for over-the-counter
(OTC) derivatives that are not centrally cleared.

Credit Support

Annexes entitle a party to demand a transfer of collateral (or other credit support) when its OTC derivatives exposure to the other party exceeds an agreed threshold. Collateral to be transferred can include variation margin or initial and variation margin. Credit Support Annexes contain, among other measures, provisions setting out acceptable types of collateral and a method for their valuation (discounts are often applied to the market values), as well as thresholds, whether or not the collateral can be re-pledged
by the recipient and how interest is to be calculated.
To document our contractual securities financing relationships with counterparties, we utilize master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation based on the specific asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, and depending on its size, a current external appraisal, evaluation or restricted use appraisal is obtained and updated every 12 months while the loan is classified as impaired. In Canada, for residential real estate that has a loan-to-value
(LTV) ratio of less than 80%, an external property appraisal is routinely obtained at the time of loan origination. We may use an external service provided by Canada Mortgage and Housing Corporation or an automated valuation model from a third-party appraisal management provider to assist with determining either the current value of a property or the need for a full property appraisal.
For insured residential mortgages in Canada with an LTV ratio greater than 80%, the default insurer is responsible for confirming the lending value.
Portfolio Management and Concentrations of Credit and Counterparty Risk
Our credit risk governance policies require an acceptable level of diversification to help ensure we avoid undue concentrations of credit risk. Concentrations of credit risk may exist if a number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segment (e.g., hedge funds and leveraged lending), country, product and single-name concentrations. The diversification of our credit exposure may be supplemented by the purchase or sale of credit protection through guarantees, insurance or credit default swaps.
Our credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized
businesses. From an industry viewpoint, on a drawn loans and commitments basis, our most significant exposure as at October 31, 2021 was to individual consumers, comprising $280,087 million ($259,289 million in 2020).
Total credit exposures at default by industry sector, as at October 31, 2021 and 2020, based on the Basel III classifications, are as follows:

(Canadian $ in millions)	Drawn (3)		Commitments (undrawn) (3)		OTC derivatives (4)		Other off-balance sheet items (3)		Repo-style transactions (4) (5)		Total (1)
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Financial institutions	187,011	142,254	26,933	24,302	16,331	19,611	6,808	6,520	28,968	22,866	266,051	215,553
Governments	67,207	78,506	1,606	1,579	4,011	4,892	400	590	3,226	2,624	76,450	88,191
Manufacturing	27,002	27,789	16,470	16,696	1,649	1,741	1,784	1,714	–	–	46,905	47,940
Real estate	43,524	40,202	9,830	9,735	1,032	1,383	1,189	973	–	–	55,575	52,293
Retail trade	16,270	19,835	4,646	4,809	289	487	592	604	–	–	21,797	25,735
Service industries	44,367	47,468	16,126	15,443	1,238	2,033	2,998	3,116	–	–	64,729	68,060
Wholesale trade	14,372	15,295	5,199	5,455	282	423	694	600	–	–	20,547	21,773
Oil and gas	6,075	9,659	5,468	7,212	10,281	4,753	1,377	1,792	–	–	23,201	23,416
Individual	224,348	206,370	55,655	52,829	–	–	84	90	–	–	280,087	259,289
Utilities	7,412	8,869	10,864	11,779	1,273	2,259	2,950	2,805	–	–	22,499	25,712
Others (2)	37,071	36,446	17,177	14,900	1,588	1,001	4,732	5,295	–	–	60,568	57,642
Total exposure at default (6)	674,659	632,693	169,974	164,739	37,974	38,583	23,608	24,099	32,194	25,490	938,409	885,604

(1)	Credit exposure excluding equity, securitization and other assets, such as non-significant investments, goodwill, deferred tax asset and intangibles.
(2)	Includes industries having a total exposure of less than 2%.
(3)	Represents gross credit exposures without accounting for any collateral.
(4)	Credit exposure at default is inclusive of collateral.
(5)	Impact of collateral on the credit exposure for repo-style transactions is $208,635 million ($205,212 million in 2020).
(6)	Excludes exposures arising from derivative and repo-style transactions that are cleared through CCPs totalling $18,440 million ($16,901 million in 2020).
Prior-period amounts for certain sectors have been adjusted to align with the current year’s presentation, which better classifies the realigned sectors.
Risk Rating Systems
BMO’s risk rating systems are designed to assess and measure the risk of any exposure.
Credit risk-based parameters are reviewed, validated and monitored regularly. The monitoring is on a quarterly basis for both the wholesale and retail models.
Retail (Consumer and Small Business)
The retail portfolios comprise a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support systems are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. Adjudication models, behavioural scorecards, decision trees and expert knowledge are combined to generate optimal credit decisions in a centralized and automated environment.
The retail risk rating system assesses risk based on individual loan characteristics. We have a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The major product lines within each of the retail portfolios are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are designed based on internal historical data recorded over a multi-year period that includes at least one full economic cycle, in compliance with regulatory requirements.
Adjustments are incorporated into the parameters, as appropriate, to account for uncertainties. The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points and recent experience in the parameter estimation process. Our largest retail portfolios are the Canadian mortgage, Canadian home equity line of credit and Canadian retail credit card portfolios.

Retail Credit Probability of Default Bands by Risk Rating

Risk profile	Probability of default band
Exceptionally low	≤ 0.05%
Very low	> 0.05% to 0.20%
Low	> 0.20% to 0.75%
Medium	> 0.75% to 7.00%
High	> 7.00% to 99.99%
Default	100%
Wholesale (Corporate, Commercial, Bank and Sovereign)
Within our wholesale portfolios, an enterprise-wide risk rating framework is applied to all sovereign, bank, corporate and commercial counterparties. One key element of this framework is the assignment of appropriate borrower or counterparty risk ratings (BRRs). We have a range of internally designed general and sector-specific BRR models, as well as portfolio-level LGD and EAD models for each of the corporate, commercial, bank and sovereign portfolios.
The BRR models capture the key financial and
non-financial
characteristics of the borrowers and generate a borrower-level rating that reflects the rank order of the default risk. The models are primarily designed by using internal data, supplemented with judgment as necessary, for low-default portfolios.
BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or events trigger a review, such as an external rating change or covenant breach. BRRs are reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings.
Credit Quality Information
Portfolio Review
Total enterprise-wide outstanding credit risk exposures were $938.4 billion as at October 31, 2021, with $505.7 billion recorded in Canada, $381.7 billion in the United States and $51.0 billion in other jurisdictions.

Loan Maturities and Interest Rate Sensitivity
The following table presents gross loans and acceptances by contractual maturity and by country of ultimate risk:

(Canadian $ in millions)	1 year or less		Over 1 year to 5 years		Over 5 years		Total
	2021	2020	2021	2020	2021	2020	2021	2020
Canada
Consumer	45,592	52,346	146,158	122,938	7,836	7,381	199,586	182,665
Commercial and corporate (excluding real estate)	59,141	71,350	25,786	16,724	1,508	723	86,435	88,797
Commercial real estate	11,101	7,397	15,050	10,142	1,571	1,275	27,722	18,814
United States	54,896	45,575	72,585	88,143	26,170	28,171	153,651	161,889
Other countries	5,449	10,846	1,762	999	242	206	7,453	12,051
Total	176,179	187,514	261,341	238,946	37,327	37,756	474,847	464,216
The following table presents net loans and acceptances by interest rate sensitivity:

(Canadian $ in millions)	2021	2020
Fixed rate	234,697	237,596
Floating rate	223,565	209,824
Non-interest sensitive (1)	14,021	13,493
Total	472,283	460,913

(1)	Non-interest sensitive comprises customers’ liability under acceptances.
Certain comparative figures have been reclassified to conform with the current year’s presentation.
Market Risk
Market risk arises from our trading and underwriting activities, as well as our structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk management framework that seeks to provide effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
Our market risk-taking activities are subject to an extensive governance framework. The Risk Review Committee (RRC) provides oversight of the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with our risk appetite. The Risk Management Committee (RMC) regularly reviews and discusses significant market risk exposures and positions, and provides ongoing senior management oversight of our risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and other factors that could expose us to unusual, unexpected or unquantified risks associated with market exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within our governance framework and, as part of their first-line-of-defence
responsibilities, they must adhere to all relevant corporate policies, standards and procedures and maintain and manage market risk exposures within specified limits and risk tolerances. In support of our risk governance framework, our market risk management framework comprises processes, infrastructure and supporting documentation, which together support the identification, assessment, independent monitoring and control of our market risk exposures.
Trading and Underwriting Market Risk
Our trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting customer needs, including market-making and related financing activities, and assisting clients to raise funds by way of securities issuance.
Identification and Assessment of Trading and Underwriting Market Risk
As the first step in the management of market risk, thorough assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on-
and
off-balance
sheet positions, trading and
non-trading
positions, and market risk exposures arising from the domestic and foreign operations of our operating groups.
Reflecting the multi-dimensional nature of market risk, various metrics and techniques are then employed to measure identified market risk exposures. These metrics primarily include Value at Risk, Stressed Value at Risk, and regulatory and economic capital attribution, as well as stress testing. Other techniques include the analysis of the sensitivity of our trading and underwriting portfolios to various market risk factors and the review of position concentrations, notional values and trading losses.
A consistent set of VaR and SVaR models is used for both management and regulatory purposes across all BMO Financial Group legal entities in which trading or underwriting activities are conducted.
We use a variety of methods to verify the integrity of our risk models, including the application of back-testing against hypothetical losses and approval by an independent model validation team. This testing is aligned with defined regulatory expectations, and its results confirm the reliability of our models. The volatility data and correlations that underpin our models are updated frequently, so that risk metrics reflect current conditions. Selection of the period of significant financial stress for SVaR incorporates historical events, including the
COVID-19
pandemic.
Probabilistic stress testing and scenario analysis are used to determine the potential impact of low-frequency,
high-severity events on our portfolios. The scenarios incorporate hypothetical and historical events, and consider the performance of our portfolios under a variety of market conditions. Scenarios are amended, added or removed to refine our risk measurement, for example to reflect the market volatility in 2020 and 2021 due to the
COVID-19
pandemic, and the results are reported to the lines of business, the RMC and the RRC on a regular basis.
VaR, SVaR, IRC and stress testing should not be viewed as definitive predictors of the maximum amount of losses that could occur in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.
Back-testing assumes there are no changes in the previous day’s closing positions and then isolates the effects of each day’s price movements against those closing positions. Our VaR model is back-tested daily, and the one-day
99% confidence level VaR at the local and consolidated BMO levels is compared with the estimated daily profit and loss (P&L) that would be recorded if the portfolio composition remained unchanged. If this P&L result is negative and its absolute value is greater than the previous day’s VaR, a back-testing exception occurs. Each exception is investigated, explained and documented, and the back-testing results are reviewed by senior management and reported to our regulators.
Although it is a useful indicator of risk, as with any model-driven metric, VaR has limitations, including the assumption that all positions can be liquidated within the assumed one-day
holding period, which may not be the case under illiquid market conditions. Generally, market liquidity horizons are reviewed for suitability and updated where appropriate for relevant risk metrics. Further limitations of the VaR metric include the assumption that historical data can be used as a proxy to forecast future market events, and the fact that VaR calculations are based upon portfolio positions at the close of business and do not reflect the impact of intra-day
trading activity.
Monitoring and Control of Trading and Underwriting Market Risk
Limits are applied to VaR, SVaR and other risk metrics, and the limits are subject to regular monitoring and reporting, with breaches escalated to the appropriate level of management. Risk profiles of our trading and underwriting activities are maintained within our risk appetite and supporting limits, and are monitored and reported to traders, management, senior executives and Board committees. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with our Model Risk Management Framework to mitigate model risk.
Trading Market Risk Measures
Trading VaR and SVaR
T
otal Trading Value at Risk (VaR) Summary
(1) (2) (3)

As at or for the year ended October 31 (pre-tax Canadian $ equivalent in millions)	2021				2020
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	1.8	2.7	6.2	1.1	5.5	2.5	5.8	0.6
Equity VaR	10.8	14.9	24.9	10.0	16.4	16.0	37.2	4.2
Foreign exchange VaR	0.5	2.2	6.4	0.5	4.2	3.4	6.8	0.8
Interest rate VaR (4)	15.2	27.1	52.5	9.8	40.7	23.1	42.0	5.4
Debt-specific risk	3.0	3.3	5.4	1.9	3.9	3.8	7.6	1.6
Diversification	(12.8)	(19.7)	nm	nm	(25.5)	(20.3)	nm	nm
Total Trading VaR	18.5	30.5	53.5	15.3	45.2	28.5	53.4	8.1
Total Trading SVaR	55.8	45.7	65.4	36.3	45.2	50.8	87.1	29.2

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Stressed VaR is produced weekly.
(3)
In
Q1-2020,
a new measurement approach was introduced for VaR and SVaR, which separated the previously reported credit VaR into interest rate VaR for general credit spread risk and for debt-specific risk. Total Trading VaR and SVaR no longer reflect diversification benefits from debt-specific risk.

(4)	Interest rate VaR includes general credit spread risk.
nm	– not meaningful
Material presented in a blue-tinted font above is an integral part of Note 5 to the 2021 audited annual consolidated financial statements.
Structural
(Non-Trading)
Market Risk
Structural market risk comprises interest rate risk arising from our banking activities (such as loans and deposits) and foreign exchange risk arising from our foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to Board-approved limits on earnings at risk and economic value sensitivities to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC oversees structural market risk management, regularly reviews structural market risk positions and annually approves the structural market risk plan and limits. The RMC and Asset Liability Committee provide regular ongoing senior management oversight of risk positions and activity.
Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to our banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing the risk to the economic value of our net assets arising from changes in interest rates.
Structural interest rate risk primarily comprises interest rate mismatch risk and product embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to a target profile through interest rate swaps and securities.
Product embedded option risk arises when product features allow customers to alter cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. Product embedded options and associated customer behaviours are captured in risk modelling, and hedging programs may be used to manage this risk to low levels.
Structural interest rate risk is measured using simulations, earnings sensitivity and economic value sensitivity analysis, stress testing and gap analysis, in addition to other treasury risk metrics.

Earnings Sensitivity
is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net income of a portfolio of assets, liabilities and
off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
Economic Value Sensitivity
is a measure of the impact of potential changes in interest rates on the market value of a portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements, with interest rates floored at zero.
The models that measure structural interest rate risk incorporate projected changes in interest rates and predict the likely reaction of our customers to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), the models measure the extent to which customers are likely to use embedded options to alter those scheduled terms. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), exposure is measured using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results of these structural market risk models, by their nature, have inherent uncertainty, as they reflect potential anticipated pricing and customer behaviours, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.
Structural interest rate earnings sensitivity and economic value sensitivity to an immediate parallel increase or decrease in the yield curve are disclosed in the table below. As a result of the low interest rate environment, earnings and economic value sensitivities to declining interest rates commencing as at April 30, 2020 are measured using a 25 basis point decline.
There were no significant changes in the structural market risk management framework during the year.
S
tructural Interest Rate Sensitivity
(1)

	Economic value sensitivity				Earnings sensitivity over the next 12 months
(Pre-tax Canadian $ equivalent in millions)	October 31, 2021		October 31, 2020		October 31, 2021		October 31, 2020
	Canada (3) (4)	United States	Total (4)	Total (4)	Canada (3) (4)	United States	Total (4)	Total (4)
100 basis point increase	(894.0)	(565.1)	(1,459.1)	(1,085.1)	51.9	331.8	383.7	285.8
25 or 100 basis point decrease (2)	202.0	62.9	264.9	100.0	(59.2)	(82.4)	(141.6)	(98.2)

(1)	Losses are presented in brackets and gains are presented as positive numbers.
(2)	Due to the low interest rate environment, starting April 30, 2020, economic value sensitivity and earnings sensitivity to declining interest rates are measured using a 25 basis point decline.
(3)	Includes Canadian dollar and other currencies.
(4)	Measures reflect revised modelling assumptions effective January 31, 2021. Prior periods have been updated to reflect the revised approach and to conform with the current year’s presentation.
Insurance Market Risk
Insurance market risk includes interest rate and equity market risk arising from our insurance business activities. A 100 basis point increase in interest rates as at October 31, 2021 would result in an increase in earnings before tax of $48 million ($39 million as at October 31, 2020). A 25 basis point decrease in interest rates as at October 31, 2021 would result in a decrease in earnings before tax of $12 million ($9 million as at October 31, 2020). A 10% increase in equity market values as at October 31, 2021 would result in an increase in earnings before tax of $22 million ($51 million as at October 31, 2020). A 10% decrease in equity market values as at October 31, 2021 would result in a decrease in earnings before tax of $22 million ($53 million as at October 31, 2020). We may enter into hedging arrangements to offset the impact of changes in equity market values on our earnings, and we did so during the 2021 fiscal year. The impact of insurance market risk on earnings is reflected in insurance claims, commissions and changes in policy benefit liabilities in our Consolidated Statement of Income, and the corresponding change in the fair value of BMO’s policy benefit liabilities is reflected in other liabilities in our Consolidated Balance Sheet. The impact of insurance market risk is not reflected in the table above.
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from translation risk related to our net investment in U.S. operations and from transaction risk associated with U.S.-dollar-denominated net income.
Translation risk represents the impact that changes in foreign exchange rates could have on our reported shareholders’ equity and capital ratios. We may enter into arrangements to offset the impact of foreign exchange rate movements on our capital ratios, and we did so during the 2021 fiscal year.
Transaction risk represents the impact that fluctuations in the Canadian dollar/U.S. dollar exchange rate could have on the Canadian dollar equivalent of BMO’s U.S.-dollar-denominated financial results. Exchange rate fluctuations will affect future results measured in Canadian dollars and the impact on those results is a function of the periods during which revenues, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax
effects of Canadian dollar/U.S. dollar exchange rate fluctuations on financial results, although no hedges were executed in the current or prior year. If future results are consistent with results in 2021, each one cent increase (decrease) in the Canadian dollar/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of U.S. segment net income before income taxes for the year by $34 million, in the absence of hedging transactions.
Insurance Risk

Insurance risk
is the potential for loss as a result of actual experience differing from that assumed when an insurance product was designed and priced, and comprises claims risk, policyholder behaviour risk and expense risk.
Liquidity and Funding Risk

Liquidity and funding risk
is the potential for loss if we are unable to meet our financial commitments in a timely manner at reasonable prices as they become due. Financial commitments include liabilities to depositors and suppliers, and lending, investment and pledging commitments.
Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to maintain sufficient liquid assets and funding capacity to meet our financial commitments, even in times of stress.
Liquidity and Funding Risk Governance
The Corporate Treasury group and the operating groups, as the first line of defence, are responsible for the ongoing identification, assessment and management of liquidity and funding risk. The Corporate Treasury group is responsible for monitoring and reporting liquidity and funding risk across the enterprise, and develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related risk appetite and limits, monitors compliance with relevant corporate policies, and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management, as the second line of defence, provides oversight, independent risk assessment and effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise.
The Risk Management Committee (RMC) and Balance Sheet Committee (BSC) provide senior management oversight and also review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of BMO’s strategic priorities. The Risk Review Committee (RRC) provides oversight of the management of liquidity and funding risk, annually approves the applicable policies, limits and contingency plan, and regularly reviews liquidity and funding positions.
Liquidity and Funding Risk Management
BMO’s Liquidity and Funding Risk Management Framework is defined and authorized under Board-approved corporate policies and management-approved standards. These policies and standards set out key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities for the management of liquidity and funding risk across the enterprise.
We have a robust limit structure in place in order to manage liquidity and funding risk. Limits define the risk appetite for the key Stress Net Liquidity Position (Stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), and enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, as well as requirements for counterparty liability diversification, business pledging activity, and the size and type of uncommitted and committed credit and liquidity facilities that may be outstanding.
Operating within these limits helps to confirm that liquidity and funding risk is appropriately managed. An enterprise-wide contingency plan designed to facilitate effective management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of rising levels of liquidity or funding risk in the market, or other risks specific to BMO.
We managed liquidity and funding risk appropriately during 2021, as customer deposit flows were robust throughout the year, while loan volumes increased in the second half of the year, reflecting an increase in our customers’ borrowing activities.
Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. We use Stress NLP as a key measure of liquidity risk. Stress NLP represents the amount by which liquid assets exceed potential funding needs under a severe combined enterprise-specific and systemic stress scenario. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed, or to fund drawdowns on available credit and liquidity lines, as well as from obligations to pledge collateral due to ratings downgrades or market volatility, along with the continuing need to fund new assets and strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by deposit or classification (e.g., retail, small business, non-financial
corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational
deposits), as well as by commitment type (e.g., uncommitted or committed credit or liquidity facilities by counterparty type). The stress scenario also considers the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against our stated risk tolerance and are considered in management decisions on limit-setting and internal liquidity transfer pricing, and they also help to inform and shape the design of business plans and contingency plans. The Liquidity and Funding Risk Management Framework is integrated with enterprise-wide stress testing.
In addition to Stress NLP, we regularly monitor positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as the LCR, Net Cumulative Cash Flow and NSFR.
Unencumbered Liquid AssetsUnencumbered liquid assets include high-quality assets that are marketable, can be pledged as security for borrowings, and can be converted to cash in a time frame that meets liquidity and funding requirements. Liquid assets are primarily held in our trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.
As part of the Liquidity and Funding Risk Management Framework, a Pledging of Assets Corporate Policy sets out the framework and pledging limits for financial and non-financial
assets.
Funding Strategy
BMO’s funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically maturing in two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter term (maturing in one year or less), is aligned with the liquidity of the assets being funded, and is subject to limits on aggregate maturities that are permitted across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.
Contractual Maturities of Assets and Liabilities and
Off-Balance
Sheet Commitments
The tables below show the remaining contractual maturities of on-balance
sheet assets and liabilities and
off-balance
sheet commitments. The contractual maturity of financial assets and liabilities is an input to, but is not necessarily consistent with, the expected maturity of assets and liabilities that is used in the management of liquidity and funding risk. We forecast asset and liability cash flows, under both normal market conditions and a number of stress scenarios, to manage liquidity and funding risk. Stress scenarios include assumptions for loan repayments, deposit withdrawals, and credit commitment and liquidity facility drawdowns by counterparty and product type. Stress scenarios also consider the time horizon over which liquid assets can be monetized and the related discounts (“haircuts”) and potential collateral requirements that may result from both market volatility and credit rating downgrades, among other assumptions.

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	91,736	–	–	–	–	–	–	–	1,525	93,261
Interest bearing deposits with banks	3,529	1,440	1,172	1,753	409	–	–	–	–	8,303
Securities	5,286	4,742	5,116	3,383	2,692	17,512	43,571	90,225	60,322	232,849
Securities borrowed or purchased under resale agreements	70,080	22,873	11,362	1,602	766	699	–	–	–	107,382
Loans (1)
Residential mortgages	458	1,081	2,109	4,373	4,879	22,170	91,146	9,396	138	135,750
Consumer instalment and other personal	215	419	639	1,166	1,110	5,732	31,613	13,518	22,752	77,164
Credit cards	–	–	–	–	–	–	–	–	8,103	8,103
Business and government	12,082	7,667	7,697	10,496	10,213	29,303	81,377	14,413	66,561	239,809
Allowance for credit losses	–	–	–	–	–	–	–	–	(2,564)	(2,564)
Total loans, net of allowance	12,755	9,167	10,445	16,035	16,202	57,205	204,136	37,327	94,990	458,262
Other Assets
Derivative instruments	2,752	4,924	2,187	1,809	1,634	7,525	8,787	7,095	–	36,713
Customers’ liability under acceptances	11,574	2,428	19	–	–	–	–	–	–	14,021
Other	2,002	461	140	4	3	5	1	5,097	29,671	37,384
Total other assets	16,328	7,813	2,346	1,813	1,637	7,530	8,788	12,192	29,671	88,118
Total Assets	199,714	46,035	30,441	24,586	21,706	82,946	256,495	139,744	186,508	988,175

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2)(3)
Banks	9,047	4,581	4,193	746	389	–	–	26	7,629	26,611
Business and government	16,894	26,861	29,665	21,345	16,213	24,249	35,707	17,113	254,201	442,248
Individuals	3,944	6,399	8,630	6,766	7,697	9,529	10,022	2,786	160,999	216,772
Total deposits	29,885	37,841	42,488	28,857	24,299	33,778	45,729	19,925	422,829	685,631
Other liabilities
Derivative instruments	2,771	3,651	2,379	1,508	1,444	5,723	7,140	6,199	–	30,815
Acceptances	11,574	2,428	19	–	–	–	–	–	–	14,021
Securities sold but not yet purchased (4)	32,073	–	–	–	–	–	–	–	–	32,073
Securities lent or sold under repurchase agreements (4)	73,190	17,199	3,994	3,103	70	–	–	–	–	97,556
Securitization and structured entities’ liabilities	21	1,737	1,527	648	486	7,240	9,791	4,036	–	25,486
Other	10,121	1,632	116	109	162	944	1,277	3,509	20,307	38,177
Total other liabilities	129,750	26,647	8,035	5,368	2,162	13,907	18,208	13,744	20,307	238,128
Subordinated debt	–	–	–	–	–	–	25	6,868	–	6,893
Total Equity	–	–	–	–	–	–	–	–	57,523	57,523
Total Liabilities and Equity	159,635	64,488	50,523	34,225	26,461	47,685	63,962	40,537	500,659	988,175

(1)	Loans receivable on demand have been included under no maturity.
(2)	Deposits payable on demand and payable after notice have been included under no maturity.
(3)
Deposits totalling $20,991 million as at October 31, 2021 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date. BMO does not expect a significant amount to be redeemed before maturity.

(4)	Presented based on their earliest maturity date.

										2021
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,674	4,935	8,374	13,308	14,498	33,749	99,639	4,571	–	180,748
Letters of credit (2)	1,196	4,083	4,358	3,815	4,806	1,980	3,304	104	–	23,646
Backstop liquidity facilities	189	137	293	1,073	1,578	2,709	6,088	828	–	12,895
Leases	–	–	–	–	1	3	22	222	–	248
Securities lending	3,909	–	–	–	–	–	–	–	–	3,909
Purchase obligations	16	38	47	44	60	139	217	41	–	602

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity date.

										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	56,434	–	–	–	–	–	–	–	974	57,408
Interest bearing deposits with banks	3,901	1,673	1,266	1,204	991	–	–	–	–	9,035
Securities	4,838	5,804	7,817	6,263	4,678	15,730	54,846	85,949	48,335	234,260
Securities borrowed or purchased under resale agreements	79,354	17,030	12,111	2,172	708	503	–	–	–	111,878
Loans (1)
Residential mortgages	984	2,082	3,500	5,957	5,168	18,929	79,503	10,726	175	127,024
Consumer instalment and other personal	646	511	963	1,107	1,014	4,642	25,538	12,211	23,516	70,148
Credit cards	–	–	–	–	–	–	–	–	7,889	7,889
Business and government	13,708	10,000	9,083	15,951	9,465	34,171	76,163	14,819	62,302	245,662
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,303)	(3,303)
Total loans, net of allowance	15,338	12,593	13,546	23,015	15,647	57,742	181,204	37,756	90,579	447,420
Other Assets
Derivative instruments	3,400	5,472	2,111	1,140	915	4,369	9,393	10,015	–	36,815
Customers’ liability under acceptances	9,609	3,633	251	–	–	–	–	–	–	13,493
Other	1,873	580	188	20	13	16	4	4,530	31,728	38,952
Total other assets	14,882	9,685	2,550	1,160	928	4,385	9,397	14,545	31,728	89,260
Total Assets	174,747	46,785	37,290	33,814	22,952	78,360	245,447	138,250	171,616	949,261

										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (2)(3)
Banks	13,499	3,982	13,106	455	463	7	–	28	7,285	38,825
Business and government	24,056	21,813	33,713	13,862	17,567	20,070	45,287	11,129	213,182	400,679
Individuals	4,295	11,509	13,019	11,086	10,192	7,778	12,709	2,007	146,935	219,530
Total deposits	41,850	37,304	59,838	25,403	28,222	27,855	57,996	13,164	367,402	659,034
Other liabilities
Derivative instruments	1,374	4,499	1,684	1,171	1,088	3,911	8,588	8,060	–	30,375
Acceptances	9,609	3,633	251	–	–	–	–	–	–	13,493
Securities sold but not yet purchased (4)	29,376	–	–	–	–	–	–	–	–	29,376
Securities lent or sold under repurchase agreements (4)	69,142	10,747	7,439	878	–	452	–	–	–	88,658
Securitization and structured entities’ liabilities	30	1,656	334	2,810	1,169	4,946	12,577	3,367	–	26,889
Other	10,301	804	102	109	181	798	1,326	3,706	19,100	36,427
Total other liabilities	119,832	21,339	9,810	4,968	2,438	10,107	22,491	15,133	19,100	225,218
Subordinated debt	–	–	–	–	–	–	–	8,416	–	8,416
Total Equity	–	–	–	–	–	–	–	–	56,593	56,593
Total Liabilities and Equity	161,682	58,643	69,648	30,371	30,660	37,962	80,487	36,713	443,095	949,261

(1)	Loans receivable on demand have been included under no maturity
(2)	Deposits payable on demand and payable after notice have been included under no maturity.
(3)
Deposits totalling $27,353 million as at October 31, 2020 have a fixed maturity date; however, they can be redeemed early (either fully or partially) by customers without penalty. These are classified as payable on a fixed date due to their stated contractual maturity date. BMO does not expect a significant amount to be redeemed before maturity.

(4)	Presented based on their earliest maturity date.

Certain comparative figures have been reclassified to conform with the current year’s presentation.

										2020
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,859	5,662	11,251	12,499	14,681	33,239	101,078	3,654	–	183,923
Letters of credit (2)	1,019	3,793	4,355	3,708	4,861	2,481	3,849	112	–	24,178
Backstop liquidity facilities	–	–	–	–	–	–	5,601	–	–	5,601
Leases	–	–	3	3	3	38	158	786	–	991
Securities lending	4,349	–	–	–	–	–	–	–	–	4,349
Purchase obligations	14	27	38	38	56	162	179	62	–	576

(1)
Commitments to extend credit exclude personal lines of credit and credit cards that are unconditionally cancellable at BMO’s discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(2)	Letters of credit can be drawn down at any time. These are classified based on their stated contractual maturity date.
Certain comparative figures have been reclassified to conform with the current year’s presentation.
Caution
This Liquidity and Funding Risk section contains forward-looking statements. Please refer to the Caution Regarding Forward-Looking Statements.

Material presented in a blue-tinted font above is an integral part of Note 5 to the 2021 audited annual consolidated financial statements.